      1                                                    Exhibit 24




                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 1996.





                                   R. E. ALLEN
                                   Chairman of the Board
                                     and Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements, with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of January, 1996.





                                   R. W. Miller
                                   Senior Executive Vice President and
                                     Chief Financial Officer

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January, 1996.






                                   M. B. Tart
                                   Vice President and
                                     Controller

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.




                                                     Kenneth T. Derr
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 1996.




                                                     M. Kathryn Eickhoff
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of January, 1996.




                                                     Walter Y. Elisha
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 1996.




                                                     Philip M. Hawley
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January, 1996.




                                                     Belton K. Johnson
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 1996.




                                                     Ralph S. Larsen
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of January, 1996.




                                                     Alex J. Mandl
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 1996.




                                                     Donald F. McHenry
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 1996.




                                                     Victor A. Pelson
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of January, 1996.




                                                     Donald S. Perkins
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 1996.




                                                     Michael I. Sovern
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of January, 1996.




                                                     Franklin A. Thomas
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 1996.




                                                     Joseph D. Williams
                                                     Director

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to 26.4 million common shares to be offered under the Company's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 1996.




                                                     Thomas H. Wyman
                                                     Director